                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1997 between the Company and First Trust (N.A), as Trustee of HOME EQUITY LOAN TRUST 1997-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1997 to August 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of September, 1997.

                                       GREEN TREE FINANCIAL CORP.


                                       BY: /s/Phyllis A. Knight
                                           ----------------------------
                                       Phyllis A. Knight
                                       Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1997 between the Company and First Trust National Association, as Trustee of HOME EQUITY LOAN TRUST 1997-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of September, 1997.

                                       GREEN TREE FINANCIAL CORP.


                                       BY: /s/Phyllis A. Knight
                                           ----------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                  AUGUST 1997

                                  Distribution Date: 9/15/97
                                  CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                           UH3,UJ9,UK6,UL4,UM2
                                  Trust Account:  3335687-0
       CLASS HE: A CERTIFICATES
       ------------------------

1.     (a) Sub-Pool HE Amount Available
           (including Monthly Servicing Fee)                    $7,668,963.23

       (b) Class HE: M-1 Interest Deficiency Amount
           (if any), Class HE: M-2 Interest Deficiency
           Amount (if any) and Class HE: B-1 Interest
           Deficiency Amount (if any) withdrawn for prior
           Payment Date                                                   .00

       (c) Sub-Pool HE Amount Available after giving effect
           to withdrawal of any Class HE: M-1 Interest
           Deficiency Amount, Class HE: M-2 Interest Deficiency
           Amount and Class HE: B-1 Interest Deficiency Amount
           for prior Payment Date                                7,668,963.23

2. Aggregate Interest

       (a) Class HE: A-1 ARM Pass-through Rate 5.88234%
       (b) Class HE: A-1 Interest                                  173,136.84
       (c) Class HE: A-1 Pass-through Rate        6.02%
       (d) Class HE: A-1 Interest                                   94,912.56
       (e) Class HE: A-2 Pass-through Rate        6.28%
       (f) Class HE: A-2 Interest                                  191,754.57
       (g) Class HE: A-3 Pass-through Rate        6.61%
       (h) Class HE: A-3 Interest                                  345,504.70
       (i) Class HE: A-4 Pass-through Rate        6.81%
       (j) Class HE: A-4 Interest                                  116,655.30
       (k) Class HE: A-5 Pass-through Rate        7.15%
       (l) Class HE: A-5 Interest                                  334,858.33
       (m) Class HE: A-6 Pass-through Rate        7.12%
       (n) Class HE: A-6 Interest                                  241,379.87

3. Amount applied to Unpaid Class HE: A Interest Shortfall                .00

4. Remaining Unpaid Class HE: A Interest Shortfall                        .00

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                  AUGUST 1997
                                    Page 2

                                  Distribution Date: 9/15/97
                                  CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                           UH3,UJ9,UK6,UL4,UM2
                                  Trust Account:  3335687-0

           PRINCIPAL

5. Class HE: A-1ARM Formula Principal Distribution Amount: (lesser of Class HE:
   A-1ARM Principal Balance or sum of (a)-(f))

       (a) Scheduled Principal                    22,688.79
       (b) Principal Prepayments                 721,757.36
       (c) Liquidated Contracts                         .00
       (d) Repurchases                           166,349.95
       (e) Clause (v) of defination                     .00
       (f) June 2029 Payment Date:
           Scheduled Principal Balance of
           Adjustable Rate Contracts                    .00

                         Total Principal                           910,796.10

6. Class A Formula Principal Distribution Amount:

       (a) Scheduled Principal                   269,145.70
       (b) Principal Prepayments               3,291,382.66
       (c) Liquidated Contracts                         .00
       (d) Repurchases                            27,514.94
       (e) Previously undistributed Principal
           Amounts                                      .00
       (f) Less Class HE: A-1ARM Formula
           Principal Distribution Amount                .00

                         Total Principal                          3,588,043.30

7. HE Pool Scheduled Principal Balance                          311,192,967.04
   Scheduled Principal Balance of Adjustable
   Rate Contracts                                                33,269,841.71

8. Senior Percentage for such Payment Date                                100%

9. Class HE: A-6 Lockout Percentage for such Payment Date                 100%

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                  AUGUST 1997
                                    Page 3

                                  Distribution Date: 9/15/97
                                  CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                           UH3,UJ9,UK6,UL4,UM2
                                  Trust Account:  3335687-0

10. Class HE: A Principal Distribution:

       (a)   Class HE: A-1ARM                                       910,796.10
       (b)   Class HE: A-6 Lockout Remittance Amount                       .00

       (c)   Balance of Senior Percentage of Formula
             Principal Distribution Amount
              (i)   Class HE: A-1                                 3,588,043.30
              (ii)  Class HE: A-2                                          .00
              (iii) Class HE: A-3                                          .00
              (iv)  Class HE: A-4                                          .00
              (v)   Class HE: A-5                                          .00
              (vi)  Class HE: A-6                                          .00

11. Class HE: A Principal Balance:

       (a)   Class HE: A-1ARM Principal Balance                  33,269,841.71
       (b)   Class HE: A-1 Principal Balance                     15,331,404.33
       (c)   Class HE: A-2 Principal Balance                     36,641,000.00
       (d)   Class HE: A-3 Principal Balance                     62,724,000.00
       (e)   Class HE: A-4 Principal Balance                     20,556,000.00
       (f)   Class HE: A-5 Principal Balance                     56,200,000.00
       (g)   Class HE: A-6 Principal Balance                     40,682,000.00

    CLASS HE: M-1 CERTIFICATES
    --------------------------

12. Amount Available less the Class HE:
    A Distribution Amount (including Monthly
    Servicing Fee)                                                1,671,921.66

     INTEREST on Class HE: M-1 Principal Balance less
     Class HE: M-1 Liquidation Loss Principal Amount

13. Current Interest
    (a) Class HE: M-1 Pass-through Rate                   7.65%
    (b) Class HE: M-1 Interest                                      114,673.50

14. Amount applied to Unpaid Class HE: M-1 Interest Shortfall              .00

15. Amount applied to Class HE: M-1 Interest Deficiency Amount             .00

16. Remaining unpaid Class HE: M-1 Interest Deficiency Amount              .00

                                  GREEN TREE
                             FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                  AUGUST 1997
                                    Page 4

                                  Distribution Date: 9/15/97
                                  CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                           UH3,UJ9,UK6,UL4,UM2
                                  Trust Account:  3335687-0

17. Remaining Unpaid Class HE: M-1 Interest Shortfall                .00

    PRINCIPAL

18. Class M-1 Formula Principal Distribution Amount:

       (a)   Scheduled Principal                 .00
       (b)   Principal Repayments                .00
       (c)   Liquidated Contracts                .00
       (d)   Repurchases                         .00
       (e)   Previously undistributed
             Principal Amounts                   .00
       (f)   Less Class HE: A-1ARM Formula
             Principal Distribution Amount       .00

                         Total Principal                             .00

19. Pool Scheduled Principal Balance of Sub-Pool HE       311,192,967.04
    Scheduled Principal Balance of Adjustable
    Rate Contracts                                         33,269,841.71

20. Sub-Pool HE Senior Percentage for such Payment Date             100%

21. Class HE: M-1 Principal Balance                                  .00

22. Class HE: M-1 Principal Balance                        17,988,000.00


     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

23. Aggregate Liquidation Loss Principal Amount                      .00

24. Class HE: M-1 Liquidation Loss Principal Amount                  .00

25. Interest at Class HE: M-1 Pass-Through Rate on:

    (a) Class HE: M-1 Liquidation Loss Principal Amount              .00
    (b) Unpaid Class HE: M-1 Liquidation Loss Interest
        Shortfall                                                    .00

26. Amount applied to such interest                                  .00

27. Liquidation Loss interest remaining unpaid                       .00

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                  AUGUST 1997
                                    Page 5

                                  Distribution Date: 9/15/97
                                  CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                           UH3,UJ9,UK6,UL4,UM2
                                  Trust Account:  3335687-0

    CLASS HE: M-2 CERTIFICATES
    --------------------------

28. Amount Available less the Class HE:
    A Distribution Amount and Class HE: M-1 Distribution
    Amount (including Monthly Servicing Fee)                1,557,248.16

    INTEREST

29. Current Interest
          (a)  Class HE: M-2 Pass-Through Rate     7.80%
          (b)  Class HE: M-2 Interest                          74,405.50

30. Amount applied to Unpaid Class HE: M-2 Interest Shortfall        .00

31. Amount applied to Class HE: M-2 Interest Deficiency Amount       .00

32. Remaining unpaid Class HE: M-2 Interest Deficiency Amount        .00

33. Remaining unpaid Class HE: M-2 Interest Shortfall                .00

    PRINCIPAL

34. Class M-2 Formula Principal Distribution Amount:
          (a)  Scheduled Principal                 .00
          (b)  Principal Prepayments               .00
          (c)  Liquidated Contracts                .00
          (d)  Repurchases                         .00
          (e)  Previously undistributed
               Principal Amounts                   .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount       .00

                                Total Principal                      .00

35. Pool Schedule Principal                               311,192,967.04
    Scheduled Principal Balance of Adjustable
    Rate Contracts                                         33,269,841.71

36. Senior Percentage for such Payment Date                         100%

37. Class HE: M-2 Principal Distribution                             .00

38. Class HE: M-2 Principal Balance                        11,447,000.00

                             GREEN TREE FINANCIAL
                                  CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                  AUGUST 1997
                                    Page 6

                                  Distribution Date:9/15/97
                                  CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                        UH3,UJ9,UK6,UL4,UM2
                                  Trust Account:  3335687-0

           INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

39.  Aggregate Liquidation Loss Principal Amount                           .00

40.  Class HE: M-2 Liquidatin Loss Principal Amount                        .00

41.  Interest at Class HE: M-2 Pass-Through Rate on:

          (a)  Class HE: M-2 Liquidation Loss Principal Amount             .00
          (b)  Unpaid Class HE: M-2 Liquidation Loss
               Interest Shortfall                                          .00

42.  Amount applied to such interest                                       .00

43.  Liquidation Loss interest remaining unpaid                            .00

     CLASS HE: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in June 2000)

44.  Average Sixty-Day Delinquency Ratio Test

          (a)  Sixty-Day Delinquency Ratio for current
               Payment Date                                                .53%

          (b)  Average Sixty-Day Delinquency Ratio Test
               (arithmetic average of ratios for this month and
               two preceding months; may not exceed 2.5%)                  .34%

45.  Average Thirty-Day Delinquency Ratio Test

          (a)  Thirty-Day Delinquency Ratio for current
               Payment Date                                               2.44%

          (b)  Average Thirty-Day delinquency Ratio Test
               (arithmetic average of ratios for this month and
               two preceding months; may not exceed 5%)                   1.68%


                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-B
                                MONTHLY REPORT
                                  AUGUST 1997
                                    Page 7

                                  Distribution Date: 9/15/97
                                  CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                        UH3,UJ9,UK6,UL4,UM2
                                  Trust Account:  3334953-0

46.  Cumulative Realized Losses Test

          (a)  Cumulative Realized Losses for current
               Payment Date (as a percentage of Cut-off Date
               Pool Principal Balance: may not exceed 9%)                  .00%

47.  Current Realized Losses Test

          (a)  Current Realized Losses for current
               Payment Date                                                .00

          (b)  Current Realized Loss Ratio (total Realized Losses
               for most recent three months, multiplied By 4, divided
               by arithmetic average of Pool Scheduled Principal
               Balances for third preceding Remittance and for current
               Remittance Date; may not exceed 2%)                         .00%

48.  Class HE: B Principal Balance Test

          (a)  Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
               Principal Balance for prior Payment Date (must equal or
               exceed 10%)                                                5.18%

     CLASS HE: B-1 CERTIFICATES
     --------------------------

49.  Amount Available less the Class HE: A Distribution Amount and Class
     HE: M Distribution Amount (including Monthly
     Servicing Fee)                                               1,482,842.66

     INTEREST

50.  Class HE: B-1 Pass-Through Rate                                      7.84%

51.  Current Interest                                                74,787.07

52.  Amount applied to Unpaid Class HE: B-1 Interest Shortfall             .00

53.  Amount applied to Class HE: B-1 Interest Deficiency Amount            .00

54.  Remaining unpaid Class HE: B-1 Interest Deficiency Amount             .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                   AUGUST 1997
                                     Page 8

                                   Distribution Date: 9/15/97
                                   CUSIP#:  393505-UN0, UC4, UD2, UE0, UF7, UG5
                                   UH3, UJ9, UK6, UL4, UM2
                                   Trust Account:  3335687-0

55.  Remaining Unpaid Class HE: B-1 Interest Shortfall                     .00

     PRINCIPAL

56.  Class B-1 Formula Principal Distribution Amount:
          (a)  Scheduled Principal                .00
          (b)  Principal Prepayments              .00
          (c)  Liquidated Contracts               .00
          (d)  Repurchases                        .00
          (e)  Previously undistributed
               Principal Amounts                  .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount      .00

                         Total Principal                                   .00

57.  Pool Scheduled Principal                                   311,192,967.04
     Scheduled Principal Balance of Adjustable
     Rate Contracts                                              33,269,841.71

58.  Class HE: B Percentage for such Payment Date                         0%

59.  Class HE: B Percentage of Formula Principal
     Distribution Amount                                                   .00

60.  Class HE: B Principal Balance                               16,353,721.00

61.  Class HE: B-1 Principal Balance                             11,447,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

62.  Aggregate Liquidation Loss Principal Amount                           .00

63.  Class HE: B-1 Liquidation Loss Principal Amount                       .00

64.  Interest at Class HE: B-1 Pass-Through Rate on:

          (a)  Class HE: B-1 Liquidation Loss Principal Amount             .00
          (b)  Unpaid Class HE: B-1 Liquidation Loss
               Interest Shortfall                                          .00

65.  Amount applied to such interest                                       .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                   AUGUST 1997
                                     Page 9

                                   Distribution Date: 9/15/97
                                   CUSIP#:  393505-UN0, UC4, UD2, UE0, UF7, UG5
                                   UH3, UJ9, UK6, UL4, UM2
                                   Trust Account:  3335687-0

66.  Liquidation Loss interest remaining unpaid                             .00

     CLASS HE: B-2 CERTIFICATES

67.  Remaining Amount Available                                    1,408,055.59

     INTEREST on Class HE: B-2 Principal Balance less Class HE: B-2 Liquidation Loss Principal Amount

68.  Class HE: B-2 Pass-Through Rate               8.00%

69.  Current Interest                                                 32,711.47

70.  Amount applied to Unpaid Class HE: B-2 Interest Shortfall              .00

71.  Remaining Unpaid Class HE: B-2 Interest Shortfall                      .00

     PRINCIPAL

72.  Class B-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal                .00
          (b)  Principal Prepayments              .00
          (c)  Liquidated Contracts               .00
          (d)  Repurchases                        .00
          (e)  Previously undistributed
               Principal Amounts                  .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount      .00

                         Total Principal                                 .00

73.  Pool Scheduled Principal Balance of Sub-Pool HE             311,192,967.04
     Scheduled Principal Balance of Adjustable
     Rate Contracts                                               33,269,841.71

74.  Class HE: B Percentage for such Payment Date                            0%

75.  Class HE: B Percentage of Formula Principal Distribution
     Amount                                                                 .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                   AUGUST 1997
                                     Page 10

                                   Distribution Date: 9/15/97
                                   CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                   UH3,UJ9,UK6,UL4,UM2
                                   Trust Account:  3335687-0

76.  Current Principal (Class HE: B Percentage of Formula Principal
     Distribution Amount less Class HE: B-1
     Principal Balance)                                                     .00

77.  Class HE: B-2 Liquidation Loss Principal Amount                        .00

78.  Class HE: B-2 Guaranty Payment                                         .00

79.  Class HE: B-2 Class HE:Principal Balance                      4,906,721.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

80.  Aggregate Liquidation Loss Principal Amount                            .00

81.  Class HE: B-2 Liquidation Loss Principal Amount                        .00

82.  Interest at Class HE: B-2 Pass-Through Rate on:

          (a)  Class HE: B-2 Liquidation Loss Principal Amount              .00
          (b)  Unpaid Class HE: B-2 Liquidation Loss Interest
               Shortfall                                                    .00

83.  Amount applied to such interest                                        .00

84.  Liquidation Loss interest remaining unpaid                             .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                   AUGUST 1997
                                     Page 11

                                   Distribution Date: 9/15/97
                                   CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                   UH3,UJ9,UK6,UL4,UM2
                                   Trust Account:  3335687-0

     CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
     ------------------------------------------------------

85.  Pool Factors

          (a)  Class HE: A-1ARM Pool Factor                           .91245246
          (b)  Class HE: A-1 Pool Factor                              .54758927
          (c)  Class HE: A-2 Pool Factor                             1.00000000
          (d)  Class HE: A-3 Pool Factor                             1.00000000
          (e)  Class HE: A-4 Pool Factor                             1.00000000
          (f)  Class HE: A-5 Pool Factor                             1.00000000
          (g)  Class HE: A-6 Pool Factor                             1.00000000
          (h)  Class HE: M-1 Pool Factor                             1.00000000
          (i)  Class HE: M-2 Pool Factor                             1.00000000
          (j)  Class HE: B-1 Pool Factor                             1.00000000
          (k)  Class HE: B-2 Pool Factor                             1.00000000

86. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     Total HE Fixed
     (a)  31-59 days         7,399,733.60    144
     (b)  60-89 days         1,549,430.14     22
     (c)  90 or more days       81,796.90      3

     Adjustable Rate
     (a)  31-59 days           189,433.95      3
     (b)  60-89 days            23,967.03      1
     (c)  90 or more days             .00      0

87.  Principal Balance of Defaulted Contracts

     Total HE Fixed Contracts                                        165,002.24
     Adjustable Rate Contracts                                              .00

88.  Number of Liquidated Contracts and
     Net Liquidated Loss

     Total HE Fixed Contracts          #0                                   .00
     Adjustable Rate Contracts         #0                                   .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                   AUGUST 1997
                                     Page 12

                                   Distribution Date: 9/15/97
                                   CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                   TL6 TM4 TN2 TP7 TQ5 TR3
                                   Trust Account:  3335687-0

89.  Number of Loans Remaining

       Total HE Fixed Contracts                              5369
       Adjustable Rate Contracts                              298


       CLASS HE: C CERTIFICATES
       ------------------------
90.  Monthly Servicing Fee                                           197,307.38

91.  Guarantee Fee                                                   789,229.52

92.  Class C Residual Payment                                        388,807.22

Please contact the Bondholder Relations Department of First Trust National Association at (612)973-6700 with any questions regarding this Statement or your Distribution.